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                                                                Exhibit 10.13(a)



                        PARTIAL ASSIGNMENT AND ASSUMPTION
                        OF PURCHASE AGREEMENT GCT-025/98


This Partial Assignment and Assumption of Purchase Agreement GCT-025/98 ("Agreement") dated April 7, 2002, is an agreement between SOLITAIR CORP. ("Assignor") a Delaware corporation with its principal place of business at Greenwich, Connecticut and Republic Airways Holdings, Inc. ("Assignee"), a Delaware corporation with its principal place of business at Indianapolis, Indiana 46241, United States, and consented to by Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer"), with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, relating to Purchase Agreement GCT-025/98 (as amended prior to the date hereof, the "Purchase Agreement").

This Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

WHEREAS,

Assignor is the "Buyer" under the Purchase Agreement and desires to assign to Assignee all of its rights and obligations with respect to the twenty (20) unexercised Option Aircraft, and seventeen additional option aircraft positions that were connected to the Purchase Agreement (the "Assigned Aircraft"), and Assignee is willing to accept such assignment on the terms and conditions of this Agreement;

In connection with this assignment, Assignor will also assign to Assignee its post-delivery rights under the Purchase Agreement with respect to (i) all forty-eight (48) aircraft previously delivered to Chautauqua Airlines, Inc. ("Chautauqua") as operator (the "Delivered Aircraft") and (ii) any of the Remaining Solitair Aircraft that are delivered to Chautauqua as operator; and

Assignor will retain its rights and obligations with respect to the five (5) exercised Option Aircraft that have not been delivered as of the date of this Agreement (the "Remaining Solitair Aircraft").

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignee and Assignor agree as follows:

1.    ASSIGNMENT AND ASSUMPTION

1.1. The Assignor hereby irrevocably assigns, conveys, transfers and delegates to the Assignee:



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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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            (a)   all its rights and obligations under the Purchase Agreement and Letter Agreement DCT-026/98, dated as of June 17, 1998 between Solitair and Embraer, as amended (the "Letter Agreement"), in regard to the Assigned Aircraft; and

            (b) all its remaining rights with respect to the Delivered Aircraft under the Purchase Agreement and Letter Agreement


      (the "Assigned Rights and Obligations"), subject to the terms and conditions herein. This assignment shall be effective as of the date provided below in Section 3 and the obligations of Assignor and Assignee hereunder shall be deemed to have begun on that date.

1.2. The Assignee hereby irrevocably accepts the assignment, conveyance, transfer and delegation by the Assignor of the Assigned Rights and Obligations above and agrees to be bound by and perform all the obligations resulting from such assignment. The Assignee further undertakes to perform all obligations, undertakings and covenants in regard to the Assigned Rights and Obligations as if the Assignee had been an original party to the Purchase Agreement, and the Assignor shall have no liability to Embraer in regard to the Assigned Rights and Obligations; provided that, for the avoidance of doubt, nothing herein shall limit, reduce or otherwise affect Assignor's liability to Embraer under the Purchase Agreement or Letter Agreement for any events prior to the effective date of this Agreement.

1.3. Assignor hereby agrees that promptly after delivery of each of the Remaining Solitair Aircraft, Assignor will assign to Assignee its remaining rights under the Purchase Agreement and Letter Agreement with respect to such Aircraft.

2.    ASSIGNOR RETAINS CERTAIN RIGHTS AND OBLIGATIONS

2.1. All rights and obligations not expressly included in the partial assignment described in clause 1.1. above are hereby retained by the Assignor, and the Assignee shall have no rights or obligations with respect to such retained rights. Notwithstanding anything to the contrary herein, Assignor shall remain responsible for its obligations pursuant to Article 27 of the Purchase Agreement.


3.    SUBJECT TO EFFECTIVENESS OF AMENDED AND RESTATED PURCHASE AGREEMENT

This Agreement shall become effective at the time Buyer shall have either (x) issued shares pursuant to its public offering, which is now contemplated to occur during the month of May, 2002, or (y) notifed Embraer in writing that the Agreement shall become effective immediately. If this Agreement does not become effective on or before June 28, 2002, it shall be null and void.



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Following the effectiveness of this Agreement, Embraer shall [*] deposits
(consisting of [*] for each of [*]) to Assignor without interest promptly after Embraer [*] from Assignee in accordance with Article 24.a of the Amended and Restated Purchase Agreement between Embraer and Assignee.

4.    MISCELLANEOUS

All terms and conditions of the Purchase Agreement that have not been specifically altered or modified hereunder shall remain in full force and effect and time is of the essence under this Agreement.

[The remainder of this page has been left blank intentionally.]

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* Confidential




























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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

SOLITAIR CORP.                          Republic Airways Holdings, Inc.


By:                                     By:
   --------------------------              -----------------------------
Name:                                   Name:
     ------------------------                ---------------------------
Title:                                  Title:
      -----------------------                 --------------------------



By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------



Witness:                                Witness:
        ---------------------                   ------------------------
Name:                                   Name:
     ------------------------                ---------------------------


Witness:
        ---------------------
Name:
     ------------------------



Acknowledged and Agreed:

EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A.


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------




By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------



Witness:
        ---------------------
Name:
     ------------------------



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